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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: January 20, 2006

                                  AcuNetx, Inc.
             (Exact name of the Company as specified in its charter)

         Nevada                           0-27857                88-0249812
(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                   File Number)         Identification No.)

                        1000 S. McCaslin Blvd., Suite 300
                               Superior, CO 80027
                 ----------------------------------------------
                    (Address of principal executive offices)

              The Company's telephone number, including area code:

                                 (303) 494-1681



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                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

          On January 23, 2006, registrant received notice from Galen Capital Group, LLC terminating the letter agreement, dated August 24, 2004, between Galen and OrthoNetx, Inc., registrant's predecessor. The agreement was terminated pursuant to Article III thereof, which allows either party to terminate on 30 days written notice. The effective date of the termination is February 28, 2006.

                 SECTION 5 -CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On January 20, 2006, William P. Danielczyk resigned from the Board of Directors of Registrant.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         17. Letter from William P. Danielczyk, dated January 20, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AcuNetx, Inc., a Nevada
                                            corporation

                                    By: /s/ Terry Knapp, Chief Executive Officer
                                        ----------------------------------------
                                        Terry Knapp, Chief Executive Officer

Date: January 26, 2006